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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 26, 2004


                            NATIONAL CITY CORPORATION

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               (Exact Name of Registrant as Specified in Charter)


                  Delaware                 1-10074           34-1111088

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       (State or Other Jurisdiction   (Commission File     (IRS Employer
             of Incorporation)             Number)       Identification No.)


         1900 East Ninth Street, Cleveland, Ohio           44114-3484

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         (Address of Principal Executive Offices)          (Zip Code)


                                 (216) 222-2000

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              (Registrant's telephone number, including area code)




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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

         National City Corporation has issued additional information regarding its May 25, 2004 release regarding the sale of its Bond Administration business. National City has clarified that the $34 billion referenced in the release as "assets under administration" relates to the principal amount outstanding for issues on which National City serves as trustee. The amount of National City's assets under administration, as defined for regulatory and financial reporting purposes, transferred through this transaction is approximately $11.1 billion. Initially, National City will retain approximately $1.6 billion of managed assets connected to the business being sold. As further clarification, U.S. Bank's corporate trust division will acquire approximately 17,000 bondholders as a result of this transaction.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Businesses Acquired: Not applicable

(b) Pro Forma Financial Information: Not applicable

(c) Exhibits:  99 - News Release



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               National City Corporation

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                                                        (Registrant)


Dated: May 26, 2004                            By /s/ Carlton E. Langer

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                                               Carlton E. Langer
                                               Senior Vice President and
                                               Assistant General Counsel





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